                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549



                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 2, 2000


                                   AVAYA INC.
             (Exact name of registrant as specified in its charter)


          Delaware                   1-15951                    22-3713430
(State or other jurisdiction       (Commission                (IRS Employer
      of incorporation)            File Number)             Identification No.


         211 Mount Airy Road
          Basking Ridge, NJ                                       07920
(Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code: (908) 953-6000

Item 5. Other Events

     Avaya Inc., a Delaware corporation (the "Company"), has established plans to pay a dividend on shares of its common stock, par value $0.01 per share. The amount and timing of the dividend payment will be determined by the board of directors of the Company at a future date.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AVAYA INC.


Date: October 2, 2000               By:     /s/ Garry K. McGuire Sr.
                                        ---------------------------------------
                                          Name: Garry K. McGuire Sr.
                                          Title:  Chief Financial Officer